UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 27, 2007
Date of Report (Date of earliest event reported)

EPOD INTERNATIONAL INC.
(Exact name of registrant as specified in its charter)

NEVADA	0-32327	91-1953719
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

2223 Hayman Road, Kelowna, British Columbia, Canada	V1Z 1Z6
(Address of principal executive offices)	(Zip Code)

(250) 769-0130
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

____ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1                 REGISTRANT’S BUSINESS AND OPERATIONS

FORWARD LOOKING STATEMENTS

Certain statements contained in this Current Report on Form 8-K constitute "forward-looking statements". These statements, identified by words such as "plan", "anticipate", "believe", "estimate", "should", "expect" and similar expressions include our expectations and objectives regarding our future financial position, operating results and business strategy. These statements reflect the current views of management with respect to future events and are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from those described in the forward-looking statements. Such risks and uncertainties include those set forth under Section 2 and elsewhere in this Current Report on Form 8-K. We do not intend to update the forward-looking information to reflect actual results or changes in the factors affecting such forward-looking information. We advise you to carefully review the reports and documents we file from time to time with the Securities and Exchange Commission (the "SEC"), particularly our Annual Reports on Form 10-KSB, our Quarterly Reports on Form 10-QSB and our Current Reports on Form 8-K.

As used in this report, the terms "we", "us", "our", "EPOD" and the "Company" mean EPOD International Inc., unless otherwise indicated. All dollar amounts in this Current Report on Form 8-K are expressed in Canadian dollars, unless otherwise indicated.

ITEM 1.01                 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01                 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Share Purchase/Sale Agreement

EPOD International Inc. (the "Company"), a Grid-Integrated, eco-power utility and electric power systems provider, announced today that it has executed a Share Purchase/Sale Agreement with Rene Dureault, sole shareholder of 100 percent of the shares of Mill Creek Developments Ltd., pursuant to which the Company has indicated its intention to purchase all the issued and outstanding shares of Mill Creek Developments Ltd., located in Kelowna, British Columbia.

On March 27, 2007, the Company and Mr. Dureault signed a Share Purchase/Sale Agreement ("Share Purchase Agreement"). Under the terms of the Share Purchase Agreement, the Company shall acquire all of the shares of Mill Creek Developments Ltd. from Mr. Dureault, in consideration of $12,000,000 Cdn and 24,000,000 shares of the Company (collectively the "Purchase Price"). The Company will pay the Purchase Price to Mr. Dureault, as follows:

(a)     By payment of $600,000 on or before March 30, 2007.

(b)     By payment of $1,000,000 on May 31, 2007;

(c)     By payment of $4,400,000 on July 31, 2007;

(d)     By payment of $6,000,000 on January 4, 2008;

(e)     By delivery of 24,000,000 shares of the Company by April 30, 2007, or as available from treasury. Mr. Dureault will have the right to take all necessary steps to implement the share issuance.

The aforementioned does not purport to be a complete description of the Share Purchase/Sale Agreement and is qualified in its entirety by reference to the Share Purchase/Sale Agreement, filed as an exhibit herewith and incorporated herein by reference.

SECTION 8             OTHER EVENTS

ITEM 8.01                OTHER EVENTS

On March 28, 2007, the Company issued a press release announcing the execution of the Share Purchase/Sale Agreement, which is filed as an exhibit hereto.

SECTION 9             FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01                FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

To be filed by amendment.

(c) Exhibits

10.1	Share Purchase/Sale Agreement, dated March 27, 2007, between EPOD International Inc. and Rene Dureault.
99.1	Press release dated March 28, 2007, of EPOD International Inc., announcing the execution of the Share Purchase/Sale Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPOD INTERNATIONAL INC.

Date: March 28, 2007
By:
/s/: L. Mark Roseborough
L. MARK ROSEBOROUGH
President and Chief Executive Officer